Supplement dated January 10, 2014

To

Davis Global Fund

Davis International Fund

Authorized series of

Davis New York Venture Fund, Inc.

Prospectus

dated March 1, 2013

The information in the prospectus concerning Portfolio Managers in the sections entitled “Management” and “Management and Organization” has been amended and restated as follows below:

Portfolio Managers

As of the date of this supplement, the portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since December 2004	Chairman, Davis Selected Advisers, L.P.

Danton Goei	Since December 2004	Vice President, Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since December 2004	Vice President, Davis Selected Advisers-NY, Inc.

Management and Organization

Portfolio Managers

Davis Global Fund and Davis International Fund are Team Managed. Davis Advisors uses a system of multiple Portfolio Managers to manage both Davis Global Fund and Davis International Fund. Under this approach, the portfolio of each Fund is divided into segments managed by individual Portfolio Managers. Christopher Davis is the Portfolio Manager responsible for overseeing and allocating segments of the Funds’ assets to the other Portfolio Managers. Danton Goei and Tania Pouschine are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Funds’ assets may be managed by Davis Advisors’ research analysts, subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio Managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.

•	Christopher Davis has served as a Portfolio Manager of both Davis Global Fund and Davis International Fund since their inceptions in December 2004, and December 2006, respectively. Mr. Davis also serves as a Portfolio Manager for other equity funds advised by Davis Advisors. Mr. Davis joined Davis Advisors in September 1989. Mr. Davis oversees the other Portfolio Managers of Davis Global Fund and Davis International Fund and allocates segments of the Funds to each of them to invest.

•	Danton Goei has served as a Portfolio Manager of both Davis Global Fund and Davis International Fund since their inceptions in December 2004 and December 2006, respectively. Mr. Goei also serves as a Portfolio Manager or research analyst for other equity funds advised by Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•	Tania Pouschine has served as a Portfolio Manager of both Davis Global Fund and Davis International Fund since their inceptions in December 2004 and December 2006, respectively. Ms. Pouschine also serves as a Portfolio Manager or research analyst for other equity funds advised by Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003.

Supplement dated January 10, 2014

To

Davis Global Fund

Davis International Fund

Authorized series of

Davis New York Venture Fund, Inc.

Statement of Additional Information

dated March 1, 2013

The information in the statement of additional information concerning Portfolio Managers has been amended as follows below.

PORTFOLIO MANAGERS

Davis Global Fund and Davis International Fund are Team Managed. Davis Advisors uses a system of multiple portfolio managers to manage both Davis Global Fund and Davis International Fund. Under this approach, the portfolios of the Funds are divided into segments managed by individual portfolio managers. Christopher Davis is the portfolio manager responsible for overseeing and allocating segments of the Funds’ assets to the other portfolio managers. Danton Goei and Tania Pouschine are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, a limited portion of the Fund’s asset may be managed by Davis Advisors’ research analysts, subject to review by subject to review by Christopher Davis and the Portfolio Review Committee. Portfolio managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the Fund’s investment objectives, strategies, and restrictions.

The Following Table Reflects Information as of October 31, 2012:

Davis Global Fund

Portfolio Managers	Dollar Range of Fund Shares Owned(1)	Number of RICs(3)	Assets(2) in RICs	Number of OPIV(4)	Assets(2) in OPIV(4)	Number of OA(5)	Assets in OA(5)
C. Davis	Over $1 Million	21	15,071,948,577.66	12	466,263,404.03	79	$2,550,211,591.84
D. Goei	$100k to $500k	17	$3,658,449,401	12	160,799,564.55	62	261,341,988.62
T. Pouschine	$100k to $500k	3	97,168,232.39	5	96,508,138.70	27	74,198,107.58

Davis International Fund

Portfolio Manager	Dollar Range of Fund Shares Owned(1)	Number of RICs(3)	Assets(2) in RICs	Number of OPIV(4)	Assets(2) in OPIV(4)	Number of OA(5)	Assets in OA(5)
C. Davis	$50k to $100k	21	15,147,167,419.52	12	466,263,404.03	79	$2,550,211,591.84
D. Goei	$100k to $500k	17	$3,693,743,672	12	160,799,564.55	62	261,341,988.62
T. Pouschine	$10k to $50k	3	122,422,376.38	5	96,508,138.70	27	74,198,107.58

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -$1 million; over $1 million.
(2)	“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.
(3)	“RIC” means Registered Investment Company.
(4)	“OPIV” means Other Pooled Investment Vehicles.
(5)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

Structure of Compensation

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Danton Goei’s and Tania Pouschine’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.